UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 5, 2019
Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51999	42-6000149
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Locust Street Des Moines, IA		50309
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	515-412-2100

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if they registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 7, 2019, the Federal Home Loan Bank of Des Moines (the “Bank”) issued a member announcement of action by its Board of Directors (the “Board”) to declare a third quarter 2019 cash dividend for both the average activity-based capital stock and average membership capital stock outstanding during the quarter. The annualized dividend rate approved was 5.75 percent for activity-based capital stock and 3.25 percent for membership capital stock, unchanged from the prior quarter. The effective combined annualized dividend rate for the Bank on both subclasses of capital stock outstanding was 5.18 percent. A copy of the member announcement is attached as Exhibit 99.1 to this report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Certain Member and Independent Directors

On November 6, 2019, the Bank declared certain individuals elected in the Bank’s 2019 election of directors (the “2019 Director Election”) with each term to commence January 1, 2020. The Board is comprised of member directors and independent directors who are elected by the Bank’s members, as discussed under “Item 10 - Directors, Executive Officers, and Corporate Governance” of the Bank’s 2018 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 15, 2019 (the “2018 Annual Report”).

After reviewing the results of the 2019 Director Election, the Bank declared the following individuals elected as member directors:
Chris D. Grimm, president and chief executive officer of BANK in Wapello, Iowa. Mr. Grimm was re-elected to fill a member directorship designated for the State of Iowa for a four-year term ending December 31, 2023. Mr. Grimm has served on the Board since January 1, 2010. Mr. Grimm currently serves on the Human Resources and Compensation Committee and Member and Finance Committee.
Teresa J. Keegan, executive vice president and chief financial officer of Fidelity Bank in Edina, Minnesota. Ms. Keegan was re-elected to fill a member directorship designated for the State of Minnesota for a four-year term ending December 31, 2023. Ms. Keegan has served on the Board since January 1, 2012. Ms. Keegan currently serves on the Executive and Governance Committee, Member and Finance Committee and Business Operations and Technology Committee.
Joe R. Kesler, director of First Montana Bank in Missoula, Montana. Mr. Kesler was re-elected to fill a member directorship designated for the State of Montana for a four-year term ending December 31, 2023. Mr. Kesler has served on the Board since March 9, 2018. Mr. Kesler currently serves on the Human Resources and Compensation Committee and Housing and Community Investment Committee.
With respect to the election of Mr. Kesler, the Bank issued a Current Report on Form 8-K on August 16, 2019 announcing that Mr. Kesler was the only eligible candidate who chose to stand for election in the State of Montana. As a result, he was declared elected, as provided in applicable regulations of the Federal Housing Finance Agency (the “Finance Agency”).
In addition, after reviewing the results of the 2019 Director Election, the Bank declared the following individuals elected as independent directors:
Amy K. Johnson, Minnetonka, MN, was elected to fill an independent directorship for a four-year term ending December 31, 2023.
Ellen Z. Lamale, West Des Moines, IA, was re-elected to fill an independent directorship for a four-year term ending December 31, 2023. Ms. Lamale has served on the Board since January 1, 2012. Ms. Lamale currently serves on the Executive and Governance Committee, Business Operations and Technology Committee and Risk Committee.
Michael W. McGowan, chief executive officer of DCM Limited in Missoula, MT, was re-elected to fill an independent directorship for a four-year term ending December 31, 2023. Mr. McGowan was first elected in 2007 as an independent director of the Federal Home Loan Bank of Seattle (the “Seattle Bank”) which merged with the Bank effective May 31, 2015 (the “Merger”). Several years following the expiration of that initial term, he was elected to the Seattle Bank Board for a term commencing in 2012 and following the Merger was re-elected to the Bank’s Board for a term commencing in 2016. Mr. McGowan currently serves on the Business Operations and Technology Committee and the Risk Committee.
Cleon P. Butterfield, senior vice president and chief financial officer of Utah Housing Corporation in West Valley City, UT was elected to fill a public interest independent directorship for a four-year term ending December 31, 2023.

The 2020 Board committees on which the above individuals will be named to serve have not yet been determined as of the date of this filing.

Compensation of Directors for 2020

The Bank expects to compensate all directors serving on its Board in 2020 in accordance with the Bank’s Director Fee Policy, shown as Exhibit 99.2 to our current report on Form 8-K, filed with the SEC on November 8, 2018. Directors are also eligible to be reimbursed for reasonable travel, subsistence and other related expenses incurred in connection with service as a Bank director.

 Legal Framework for Director Election

The 2019 Director Election took place in accordance with the rules governing the election of Federal Home Loan Bank directors specified in the Federal Home Loan Bank Act (the “Bank Act”) and the related Finance Agency regulations. For a description of the Bank’s director election process, see “Item 10 - Directors, Executive Officers, and Corporate Governance” of the Bank’s 2018 Annual Report.

Certain Relationships, Related Transactions, and Director Independence

Pursuant to the Bank Act and Finance Agency regulations, the Bank’s member directors serve as officers or directors of a member of the Bank. The Bank is a cooperative and conducts business primarily with its members, who are required to own capital stock in the Bank as a prerequisite to transacting certain business with the Bank. Subject to the Bank Act and Finance Agency regulations, the Bank also issues consolidated obligations through the Office of Finance, maintains a portfolio of short and long-term investments, enters into derivative transactions, and provides certain cash management and other services — in each case, with members, housing associates, or other third parties of which directors may serve as officers or directors. All such transactions are made in the ordinary course of the Bank’s business and are subject to the same Bank policies as transactions with the Bank’s members, housing associates, and third parties generally. For further information, see “Item 13 - Certain Relationships and Related Transactions, and Director Independence” of the Bank’s 2018 Annual Report.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 5, 2019, the Bank tallied the voting results for the 2019 Director Election, which the Board reviewed as described in Item 5.02 of this Current Report. Complete voting results are included in the director election results attached as Exhibit 99.2 to this Current Report, and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 7, 2019, the Bank issued announcements to its members concerning the information described in this Current Report. The announcements are attached as Exhibits 99.1 and 99.2 to this Current Report. The information set forth under Items 2.02, 5.02 and 5.07 is also furnished pursuant to this Item 7.01.

The information contained in Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number 99.1        Member Announcement, dated November 7, 2019, issued by the Bank
Exhibit Number 99.2        Director Election Results

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

November 7, 2019	By:	/s/ Michael L. Wilson

Name: Michael L. Wilson
Title: President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Member Announcement
99.2	Director Election Results